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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

Arabian American Development Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARABIAN AMERICAN DEVELOPMENT COMPANY
(“Arabian American”)
10830 North Central Expressway, Suite 175
Dallas, Texas 75231
(214) 692-7872
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	9:00 a.m. – 11:30 a.m., June 13, 2007

Place:	Holiday Inn Select Dallas Central 10650 N Central Expressway Dallas, TX 75231

Items of Business:	(1) To elect the Board of Directors;

(2) To ratify the selection of Moore Stephens TravisWolff, LLP as the Company’s independent registered public accounting firm for 2007; and

(3) To consider and act upon such other business as may properly come before the meeting

Adjournments And Postponements	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were an Arabian American Development Company stockholder as of the close of business on April 25, 2007. Your vote is important. We encourage you to vote by proxy, even if you plan to attend the meeting. You may vote your proxy by telephone, Internet or mail. A toll-free telephone number and website address are included on your proxy card.

Meeting Admission	You are entitled to attend the annual meeting only if you were an Arabian American stockholder as of the close of business on April 25, 2007 or hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to April 25, 2007, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership. If you do not provide photo identification and comply with the other procedures outlined above, you will not be admitted to the annual meeting.
This notice of annual meeting and proxy statement and form of proxy are being distributed on or about April 30, 2007.

/s/ Nicholas N. Carter

Nicholas N. Carter, Secretary

PROXY STATEMENT
TABLE OF CONTENTS

GENERAL EXPLANATION OF MATERIALS INCLUDED	1
Specific Items of Business	1

PROPOSALS TO BE VOTED ON	1
Proposal No. 1: Election of Directors	1
Vote Required	2
Proposal No. 2: Ratification of Selection of Independent Registered Public Accounting Firm	4

PRINCIPAL ACCOUNTING FEES AND SERVICES	4
Audit Fees	5
Tax Fees	5

QUESTIONS AND REQUESTS FOR ADDITIONAL INFORMATION	5
Request for Multiple Copies of Proxy Materials	5
Request for Single Copy of Proxy Materials	6

VOTING	6
Stockholder of Record	6
Beneficial Owner	6
Voting in Person at the Annual Meeting	6
Voting by Submitting a Proxy or Voting Instructions	7
Proxies and Voting Instructions Are Revocable	7
Voting Electronically	7
Voting Procedures	7
Election of Directors	7
Voting on Other Business	8
How Shares will be Voted by Proxy of Voting Instructions	8
Broker Non-Votes	8
Additional Business Proposals Presented at Meeting	8
Quorum Requirement	8

STOCKHOLDER PROPOSALS	9
Stockholder Proposals Intended to be Included in Proxy Statement	9
Stockholder Proposals Not Intended to be Included in Proxy Statement	9
Stockholder Proposals for Director Candidates	9

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS	10
Board Policy Regarding Voting for Directors	10
Board Independence	10
Meetings of the Board and Its Committees	10
The Company’s Director Independence Standards	10
Board Structure and Committee Composition	11
Audit Committee	12
Audit Committee Report	13
Compensation Committee	14
Compensation Committee Report	14

Nominating Committee	14
Stockholder Recommendations	15
Director Qualifications	15
Identifying and Evaluating Candidates for Directors	16
Executive Sessions	16
Communications with the Board	16

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES	17

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17

BENEFICIAL OWNERSHIP TABLE	18

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	19

EXECUTIVE COMPENSATION	19
Compensation Discussion and Analysis	19
Compensation Components	19
Base Salary	19
Incentive Compensation	19
Stock Option Plan	20
Other Compensation	20
Termination of Employment Payments	20
Tax Considerations	20

SUMMARY COMPENSATION TABLE	21

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	22

DIRECTOR COMPENSATION	22

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	23

OTHER BUSINESS	23

APPENDIX A: Amended and Restated Audit Committee Charter

APPENDIX B: Compensation Committee Charter

APPENDIX C: Nominating Committee Charter

PROXY STATEMENT
GENERAL EXPLANATION OF MATERIALS INCLUDED
The Board of Directors (the “Board”) of Arabian American Development Company, a Delaware corporation (the “Company”), is providing these proxy materials for you in connection with The Company’s annual meeting of the stockholders, which will take place on June 13, 2007. This proxy statement provides a description of the business matters to be covered at the annual meeting. As a stockholder, you are entitled and encouraged to attend the annual meeting and vote on the matters described in this proxy statement. Detailed information on voting is provided below. Also for you review, the Board has included the Company’s 2006 Form 10-K Annual Report.
In addition to notifying you of the upcoming annual meeting of the stockholders, the Company requests your vote on the matters to be covered at the annual meeting. In making this solicitation, the Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Proxies may be solicited in person by our employees, or by mail, courier, telephone, or facsimile.
Specific Items of Business
The following two proposals will be presented at the meeting for your vote. Space is provided in the accompanying proxy card to vote for or against or abstain from voting on each of the proposals. If you vote using the telephone or Internet, you will be instructed how to vote for or against or abstain from voting on these issues.
(1)	The election of directors; and

(2)	The ratification of selection of independent registered public accounting firm.
PROPOSALS TO BE VOTED ON
PROPOSAL NO. 1
ELECTION OF DIRECTORS
There are five nominees for election to our Board this year. All of the nominees except Nicholas N. Carter, Robert E. Kennedy and Ibrahim A. Al-Moneef have served as directors since the last annual meeting. Mr. Carter was elected by the Board to serve as director effective April 27, 2006. Mr. Kennedy was elected by the Board to serve as a director effective January 13, 2007. Mr. Al-Moneef was elected by the Board to serve as a director effective April 26, 2007. Pursuant to the Company’s Amended and Restated Bylaws, the directors are classified with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as determined by the Board, with one class to be elected for a term expiring at the annual meeting of stockholders to be held in 2008, another class to be elected for a term expiring at the annual meeting of stockholder to be held in 2009, and another class to be elected for a term expiring at the annual meeting of stockholder to be held in 2010, with each class to hold office until its successor is elected and qualified. At each annual meeting of the stockholders of the Company, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of the stockholders held in the third year following the year of their election. There are no family relationships among our executive officers and directors.
Since the Company has not had a shareholders’ meeting in some time and the director terms are to be staggered three year terms, it is necessary at this meeting to designate term rotations for each director. The terms of each candidate, if they are successfully elected by the shareholders will be as follows: Hatem El-Khalidi and Ghazi Sultan, three years, Robert E. Kennedy and Dr. Al-Moneef, two years, and Nicholas N. Carter, one year. As successive annual shareholder meetings are held, the rotation of terms will then naturally occur.
If you sign your proxy or voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted for the five persons recommended by the Board. If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.
All of the nominees have indicated to the Company that they will be available to serve as directors. In the event that any nominee should become unavailable, however, the proxy holders, Nicholas N. Carter and/or Robert E. Kennedy, will vote for a nominee or nominees designated by the Board.
If an incumbent director nominee receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election, he or she is required to tender his or her resignation for consideration by the Nominating Committee in accordance with Board policy.
Vote Required
Each director nominee who receives more “FOR” votes than “AGAINST” votes representing shares of Company common stock present in person or represented by proxy and entitled to be voted at the annual meeting will be elected.
Our Board recommends a vote FOR the election to the BOARD of each of the following nominees:

Hatem El-Khalidi Director since 1968 Age 82	Mr. El-Khalidi is currently President of the Company and has served as Chief Executive Officer of the Company since February 1994. Prior to 1975 he served as Vice President of the Company. He holds an MSc. Degree in Geology from Michigan State University and has served as a consultant in oil and mineral exploration. Mr. El-Khalidi discovered the Al Masane deposits, and it was through his direct efforts and supervision that they were subsequently financed and developed by the Company. He is an American citizen.

Ghazi Sultan Director since 1993 Age 69	Mr. Sultan has served as Chairman of Sultan Group of Companies in Jeddah, Saudi Arabia since 1987. He also served as Deputy Minister of Petroleum and Mineral Resources of the Kingdom of Saudi Arabia from 1966 to 1987 where he was responsible for the massive expansion of the mineral resources section of the Ministry. Mr. Sultan holds an MSc. Degree in Geology from the University of Texas. Mr. Sultan has been instrumental in guiding the Company through the intricacies of the government during the development of the project.

Nicholas N. Carter Director since 2006 Age 60	Mr. Carter has served as President of the Petrochemical Company since 1987. He began his career with the Petrochemical Company in 1977 when it was under previous ownership and previously served as Controller and Treasurer of the Company. He was appointed Secretary/Treasurer of Arabian American in 2004. Mr. Carter holds a BBA Degree in Accounting from Lamar University and is a Certified Public Accountant.

Robert E. Kennedy Director since 2007 Age 63	Mr. Kennedy is the President of Robert E. Kennedy and Associates, a consulting firm assisting various entities with transportation and project development issues in Europe and the Middle East. He has over thirty years experience in the oil and petrochemical industry and retired as General Manager for Supply, Logistics, and Procurement from Chevron Chemical in 2000. During his employment with Chevron he was instrumental in developing the Aromax project in Jubail, Saudi Arabia. Mr. Kennedy holds a BS Degree in Chemical Engineering from the University of Iowa and attended the MBA program of American University.

Ibrahim A. Al-Moneef Director since 2007 Age 67	Mr. Al-Moneef is owner and Chief Editor of The Manager Monthly Magazine which is a Saudi business publication. He holds a PhD in Business Administration from Indiana University and teaches business management at King Saud University. He has also supervised, reviewed, and approved Master Thesis at Naif University. Dr. Al-Moneef has a solid history of involvement in various management positions and on numerous boards, both in the public and private sectors of the Saudi Arabian economy. He is also currently a director for the Human Rights Commission for the Saudi Arabian government.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
We are asking you to ratify the Audit Committee’s selection of Moore Stephens TravisWolff, LLP as the Company’s independent registered public accounting firm for 2007. Moore Stephens TravisWolff, LLP has audited the accounts of the Company since June, 2003. The Board considers it desirable to continue the services of Moore Stephens TravisWolff, LLP.
The fees billed or expected to be billed by Moore Stephens TravisWolff, LLP for professional services rendered to the Company during 2006 and 2005 are set forth below. The Audit Committee has concluded that the provision of the non-audit services provided by Moore Stephens TravisWolff, LLP to the Company did not and does not impair or compromise their independence, and all such services were pre-approved by the Audit Committee. If the stockholders should fail to ratify the selection of the independent registered public accounting firm, the Audit Committee will designate an independent registered public accounting firm as required under the rules of the Exchange Act and in accordance with its charter.
Our Board recommends a vote FOR the ratification of the selection of Moore Stephens TravisWolff, LLP as the Company’s independent registered public accounting firm for 2007.
PRINCIPAL ACCOUNTING FEES AND SERVICES
The table below sets forth the fees that the Company paid Moore Stephens Travis Wolff, LLP for the audit of its financial statements for the fiscal years ended December 31, 2006 and 2005 and the review of its financial statements for the quarterly periods in the year ended December 31, 2006, and all other fees that the Company paid Moore Stephens Travis Wolff, LLP for services rendered during the fiscal years ended December 31, 2006 and December 31, 2005, respectively:

	2006	2005
Audit Fees	$192,176	$126,118
Audit-Related Fees	$0	$0
Tax Fees	$16,436	$7,525
All Other Fees	$0	$0
Under its charter, the Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services under the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit.

Audit Fees
These amounts represent fees billed or expected to be billed by Moore Stephens Travis Wolff, LLP for professional services rendered for the audits of the Company’s annual financial statements for the fiscal years ended December 31, 2006 and 2005, the reviews of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services related to statutory and regulatory filings and engagements for such fiscal years.
Tax Fees
These amounts represent fees billed or expected to be billed by Moore Stephens Travis Wolff, LLP for professional services rendered relating to tax compliance, tax advice and tax planning in the U.S.
At each annual meeting of the stockholders, representatives of the principal accountant for the current year and for the most recently completed fiscal year are expected to be present to make statements to the stockholders if desired, and to be available to respond to stockholder questions.
QUESTIONS AND REQUESTS FOR ADDITIONAL INFORMATION
Questions regarding the annual meeting, this proxy statement, voting or otherwise should be directed to the individual listed below at the provided contact information. The following proxy materials should be included with this mailing: (1) Notice of Annual Meeting of Stockholders; (2) proxy statement; (3) proxy card (or voting instruction card for beneficial owners) with pre-addressed envelope; and (4) the Company’s 2006 Form 10-K Annual Report. If any portion of the proxy materials appears to be missing, or if you would like an additional copy of the proxy materials, please contact the individual below at the listed contact information for a free copy.
Nicholas N. Carter
Arabian American Development Company
P. O. Box 1636
Silsbee, TX 77656
Request for Multiple Copies of Proxy Materials
Please note that if multiple stockholders reside at the same address, only one set of proxy materials has been provided, unless the Company received contrary instructions from one or more of the stockholders. To request a separate copy of the proxy materials, or to request to receive separate copies of the proxy materials in the future, contact Nicholas N. Carter at the above address and a free copy will be promptly delivered to you.

Request for Single Copy of Proxy Materials
If you share an address with one or more shareholders and are currently receiving multiple sets of proxy materials, you may request delivery of a single set of proxy materials by contacting Nicholas N. Carter at the above address.
VOTING
Company stockholders of record are entitled to vote on the items of business described in this proxy statement. Stockholders of record may (1) attend the annual meeting and vote their shares in person; (2) vote by submitting a proxy; or (3) vote electronically via the Internet or by telephone. Beneficial owners may (1) attend the annual meeting and vote their share in person only if they obtain a legal proxy from their broker, trustee or nominee; (2) vote by submitting voting instructions; or (3) vote electronically via the internet or by telephone.
Stockholder of Record
If your shares are registered directly in your name, you are the stockholder of record of those shares, and these proxy materials are being sent directly to you by the Company. As a stockholder of record, you have the right to grant your voting proxy directly to the Company or a third party, or vote in person at the meeting. The Company has enclosed a proxy card for you to use.
Beneficial Owner
If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card on behalf of your broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and you also are invited to attend the annual meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.
Voting in Person at the Annual Meeting
Stockholders of record are invited to attend the Annual Meeting of Stockholders on June 13, 2007, at Holiday Inn Select Dallas Central, Dallas, TX and vote their shares in person. Beneficial owners may vote in person at the annual meeting only if they obtain a legal proxy from their broker, trustee or nominee that holds your shares giving you the right to vote the shares.

Voting by Submitting a Proxy or Voting Instructions
Regardless of whether you plan to attend the annual meeting, stockholders of record and beneficial owners have the option of voting their shares by submitting a proxy or voting instructions.
Stockholders of record may vote by proxy. To vote by proxy, stockholders of record must complete, sign and date their proxy cards and mail them in the accompanying pre-addressed envelopes. Your proxy card and pre-addressed envelope is included with this proxy statement.
Beneficial owners may vote by submitting voting instructions to their broker, trustee or nominee. Your voting instruction card should be provided by your broker, trustee or nominee. Please refer to your voting instruction card for voting procedure and additional information.
Proxies and Voting Instructions Are Revocable
A stockholder of record may change his or her vote by either: (1) submitting a new proxy bearing a later date (which automatically revokes the earlier proxy); (2) providing written notice of revocation to the Corporate Secretary at the address listed above in the “Questions and Requests for Additional Information” section; or (3) attending the annual meeting and voting in person. Please note that your attendance at the annual meeting will not revoke a previously submitted proxy unless you specifically make such a request. A beneficial owner may change his or her vote by either: (1) submitting new voting instructions to the appropriate broker, trustee or nominee; or (2) if you have obtained a legal proxy from your broker, trustee or nominee giving you the legal right to vote your shares, by attending the annual meeting and voting in person.
Voting Electronically
Stockholders of record and beneficial owners may vote electronically by accessing www.investorvote.com or by calling 1-800-652-8683 and following the instructions prior to 11:59 p.m. C.D.T. on June 12, 2007.
Voting Procedures
The Company’s by-laws provide that each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the Company.
Election of Directors
In the election of directors, you may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to each of the nominees. If you elect to “ABSTAIN” in the election of directors, the abstention will not impact the election of directors. Only “FOR” and “AGAINST” votes are counted in the election of directors. As provided in the Company’s corporate by-laws, directors are elected upon a plurality vote of the shareholders. Therefore, a nominee will only be elected if the votes cast “FOR” the nominee’s election exceed the number of votes cast “AGAINST” the nominee’s election. Cumulative voting is not permitted in the election of directors.
Voting on Other Business Items
When voting on other business matters, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” Business proposals, other than the election of the directors, require the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the annual meeting.
How shares will be voted by Proxy or Voting Instructions
If you provide specific instructions with regard to certain proposals, your shares will be voted as you instruct on such proposals. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the Company’s nominees to the Board and ratification of Moore Stephens TravisWolff, LLP as the Company’s independent registered public accounting firm for 2007).
Broker Non-Votes
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter except in the election of directors, as described above.
Additional Business Proposals Presented at Meeting
Other than the election of Directors and ratification of the selection of the Company’s independent registered public accounting firm, the Board is not aware of any other business to be acted upon at the annual meeting. However, if you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.
Quorum Requirement
The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of the Company stock issued and outstanding and entitled to vote at the meeting,

must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.
STOCKHOLDER PROPOSALS
Stockholder Proposals Intended to be Included in Proxy Statement
You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at the address below no later than February 13, 2008. Such proposals also must comply with Securities and Exchange Commission (“SEC”) regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed the Corporate Secretary at the address on page 5.
Stockholder Proposals Not Intended to be Included in Proxy Statement
For a stockholder proposal that is not intended to be included in the Company’s proxy statement under SEC Rule 14a-8, the stockholder must submit the proposal so that it is received by the Corporate Secretary not earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:
(1)	45 days prior to the meeting; and

(2)	10 days after public announcement of the meeting date.
Stockholder Proposals for Director Candidates
You may propose director candidates for consideration by the Board’s Nominating Committee. Such recommendations shall include the nominee’s name and qualifications for Board membership and shall be received by the Corporation not earlier than the close of business 120 calendar days prior to the meeting and not later than the close of business on the later of the following two dates:
(1)	45 days prior to the meeting; and

(2)	10 days after public announcement of the meeting date.
Proposals for director candidates should be directed to the Corporate Secretary at the address on page 5.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
The Company is committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining the Company’s integrity in the marketplace. The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and controller, and to persons performing similar functions. The Company’s Code of Ethics, in conjunction with the Certificate of Incorporation, By-laws and Board committee charters, form the framework for governance of the Company.
Stockholders may request free printed copies of the Code of Ethics, Certificate of Incorporation, By-laws and Board committee charters from the Corporate Secretary at the address on page 5
Board Policy Regarding Voting for Directors
The Company has implemented a plurality vote standard in the election of directors. In addition, the Company has adopted a policy whereby any incumbent director nominee who receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election will tender his or her resignation for consideration by the Nominating Committee. The Nominating Committee will recommend to the Board the action to be taken with respect to such offer of resignation.
Board Independence
The Company has implemented a policy that a majority of the Board will consist of independent directors. The Board has determined that each of the non-employee director nominees standing for election, including Ghazi Sultan, Robert E. Kennedy, and Ibrahim A. Al-Moneef, and each of the members of each Board committee is independent within the meaning of the Company’s director independence standards. The Company standards reflect NASDAQ corporate governance listing standards. In addition, each member of the Audit Committee meets the heightened independence standards required for audit committee members under the NASDAQ listing standards.
Meetings of the Board and Its Committees
Because of the geographical distance between members of the Board, meetings are typically held via telephone conference call. In the instance where all members cannot be contacted at once, members may be contacted individually, and upon agreement Unanimous Consent resolutions are signed. During 2006, the Board held five such meetings.
The Company’s Director Independence Standards
An independent director is a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

A director will not be considered independent in the following circumstances:
(1)	The director is, or has been in the past three years, an employee of the Company or an employee of any parent or subsidiary of the Company;

(2)	The director has accepted, or has a family member who has accepted during any twelve-month period within the last three years, more than $60,000 in compensation from the Company, other than compensation for Board or Board Committee service, compensation received by the director’s immediate family member for service as a non-executive employee of the Company, and benefits under a tax-qualified retirement plan, or non-discretionary compensation.

(3)	The director is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;

(4)	The director is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than (i) payments arising solely from investments in the company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs;

(5)	The director is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity; or

(6)	The director is, or has a family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.
For these purposes, a “family member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.
Board Structure and Committee Composition
As of the date of this proxy statement, our Board has six directors and the following three standing committees: (1) Audit, (2) Compensation, and (3) Nominating. The committee membership and meetings during the last fiscal year and the function of each of the standing committees are described below. Each of the standing committees operates under a written charter adopted by the Board. Free printed copies of all of the committee charters are available to any stockholder who makes a request to the address on page 5. Each current director attended at least 75% of all Board and applicable standing committee meetings. Directors are encouraged to attend annual meetings of Company stockholders.

Name of Director	Audit	Compensation	Nominating
Non-Employee Directors:
Ghazi Sultan[1]	Member	Member	Chair
Robert E. Kennedy[2]	Chair	Chair	Member
Ibrahim Al-Moneef[3]	Member	Member	Member

Employee Directors:
John Crichton
Hatem El-Khalidi
Nicholas N. Carter
Number of Meetings in Fiscal 2006	2	—	—
Notes to Board Committee Table
1	Mr. Sultan was elected to the Board in September 1993. He joined the Audit and Compensation Committees in 1994, and became the Chair of the Nominating Committee in April 2007.

2	Mr. Kennedy was elected to the Board on January 13, 2007. He joined the Nominating Committee in April 2007, became the Chair of the Audit Committee in January, 2007, and became the Chair of the Compensation Committee in March 2007. He also became the lead independent director in March 2007.

3	Mr. Al-Moneef was elected to the Board on April 26, 2007. He joined the Nominating, Audit and Compensation Committees in April 2007.
Audit Committee
The Company has a separately-designated standing Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee assists the Board in fulfilling its responsibilities for generally overseeing the Company’s financial reporting processes and the audit of the Company’s financial statements, including the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the independent registered public accounting firm, the performance of the Company’s internal audit function and the independent registered public accounting firm, risk assessment and risk management, and finance and investment functions. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews its charter and performance; appoints, evaluates and determines the compensation of the independent registered public accounting firm; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews and approves all permissible non-audit services to be performed by the independent registered public accounting firm; reviews the Company’s disclosure controls and procedures, internal controls, information security policies, internal audit function, and corporate policies with respect to financial information and earnings guidance; reviews regulatory and accounting initiatives and off-balance sheet structures, oversees the Company’s compliance programs with respect to legal and regulatory requirements; oversees investigations into complaints concerning financial matters; reviews other risks that may have a significant impact on the Company’s financial statements; reviews and oversees treasury matters, the

Company’s loans and debt, loan guarantees and outsourcings; reviews the Company’s capitalization and operations; and coordinates with the Compensation Committee regarding the cost, funding and financial impact of the Company’s equity compensation plans and benefit programs. The Audit Committee works closely with management as well as the independent registered public accounting firm. The Audit Committee has the authority to obtain advice assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.
The Board determined that each of Robert E. Kennedy, Chair of the Audit Committee, and Audit Committee members Ghazi Sultan and Ibrahim A. Al-Moneef are independent pursuant to NASDAQ listing standards governing audit committee members. The Board also determined that Robert E. Kennedy is an audit committee financial expert as defined by SEC rules and NASDAQ listing standards.
The charter of the Audit Committee is included herein as Appendix A. A free printed copy also is available to any stockholder who requests it from the Corporate Secretary at the address on page 5.
Audit Committee Report
The Audit Committee reviewed and discussed the audited financial statements with management and the independent registered public accounting firm together and separately. These discussions and reviews included the reasonableness of significant judgments, significant accounting policies (including critical accounting policies), the auditor’s assessment of the quality, not just acceptability, of the Company’s accounting principles and other such matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the Audit Committee has reviewed the written disclosures and the letter required by Independence Standards Board Standard No. 1, and has discussed with the independent registered public accounting firm their independence from management and the Company. The Audit Committee also met with management and the independent registered public accounting firm together and separately to discuss matters relating to any deficiencies identified during the independent registered public accounting firm’s audit of the Company’s financial statements that rose to the level of significant deficiency or material weakness.
Based upon the review and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be accepted and included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC.
The foregoing report has been submitted by the members of the Audit Committee: Robert E. Kennedy, Ibrahim A. Al-Moneef and Ghazi Sultan.

Compensation Committee
The Compensation Committee discharges the Board’s responsibilities relating to the compensation of the Company’s executives and directors; prepares the report required to be included in the annual proxy statement; provides general oversight of the Company’s compensation structure; reviews and provides guidance on the Company’s human resources programs; and retains and approves the terms of the retention of compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include reviewing and approving objectives relevant to executive officer compensation, evaluating performance and determining the compensation of executive officers in accordance with those objectives; approving severance arrangements and other applicable agreements for executive officers; overseeing the Company’s equity-based and incentive compensation plans; overseeing non-equity based benefit plans and approving any changes to such plans involving a material financial commitment by the Company; monitoring workforce management programs; establishing compensation policies and practices for service on the Board and its committees; developing guidelines for and monitoring director and executive stock ownership; and annually evaluating its performance and its charter.
Compensation Committee Report
Due to a lack of independent Board members over the past year, the Compensation Committee has largely been inactive during 2006. However the Board, in March 2007 appointed one independent member to the Committee and is in the process of updating and formalizing the policy and duties of the Committee. It is the intent of the Board that the salaries and other compensation of the Executives of the Company will be recommended to the Board for action at least once annually and will be based upon competitive salaries and financial performance of the Company.
The individuals serving on the Compensation Committee of the Board of Directors are Robert E. Kennedy, Ibrahim A. Al-Moneef and Ghazi Sultan as of March 2007.
The Board determined that each of Robert E. Kennedy, Chair of the Compensation Committee, and Compensation Committee members Ghazi Sultan and Ibrahim A. Al-Moneef are independent pursuant to NASDAQ listing standards governing compensation committee members.
The charter of the Compensation Committee is included herein as Appendix B. A free printed copy is available to any stockholder who requests it from the Corporate Secretary at the address on page 5.
Nominating Committee
The Nominating Committee recommends candidates to be nominated for election as directors at the Company’s annual meeting, consistent with criteria approved by the Board; develops and regularly reviews corporate governance principles and related policies for approval by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to stockholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating Committee include: annually assessing the size and composition of the Board, including developing and reviewing director qualifications for approval by the Board; identifying and recruiting new directors and considering candidates proposed by stockholders; recommending assignments of directors to committees to ensure that committee membership complies with applicable laws and listing standards; conducting a preliminary review of director independence and financial literacy and expertise of Audit Committee members and making recommendations to the Board relating to such matters; and overseeing director orientation and continuing education. The Nominating Committee also reviews and approves any executive officers for purposes of Section 16 of the Exchange Act (“Section 16 Officers”) standing for election for outside for-profit boards of directors; and reviews stockholder proposals and recommends Board responses.
The Board determined that each of, Ghazi Sultan, Chair of the Nominating Committee, and Nominating Committee members Robert E. Kennedy and Ibrahim A. Al-Moneef are independent pursuant to NASDAQ listing standards governing nominating committee members.
The charter of the Nominating Committee is included herein as Appendix C. A free printed copy is available to any stockholder who requests it from the Corporate Secretary at the address on page 5.
Stockholder Recommendations
The policy of the Nominating Committee is to consider properly submitted stockholder recommendations of candidates for membership on the Board as described below under “Identifying and Evaluating Candidates for Directors.” In evaluating such recommendations, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth below under “Director Qualifications.” Any stockholder recommendations proposed for consideration by the Nominating Committee should include the candidate’s name and qualifications for Board membership and should be addressed to the Corporate Secretary at the address on page 5.
Director Qualifications
The Company maintains certain criteria that apply to nominees recommended for a position on the Company’s Board. Under these criteria, members of the Board should have the highest professional and personal ethics and values, consistent with longstanding Company values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public service. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders of the Company.

Identifying and Evaluating Candidates for Directors
The Nominating Committee uses a variety of methods for identifying and evaluating nominees for director. The Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, stockholders or other persons. Identified candidates are evaluated at regular or special meetings of the Nominating Committee and may be considered at any point during the year. As described above, the Nominating Committee considers properly submitted stockholder recommendations for candidates for the Board to be included in the Company’s proxy statement. Following verification of the stockholder status of people proposing candidates, recommendations are considered together by the Nominating Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for the Company’s annual meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating Committee. In evaluating such nominations, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board.
Executive Sessions
Executive sessions of independent directors are held at least three times a year. The sessions are scheduled and chaired by the lead independent director. Any independent director may request that an additional executive session be scheduled.
Communications with the Board
Individuals may communicate with the Board by contacting:
Nicholas N. Carter
Arabian American Development Company
P. O. Box 1636
Silsbee, TX 77656
All directors have access to this correspondence. In accordance with instructions from the Board, the Secretary to the Board reviews all correspondence, organizes the communications for review by the Board and posts communications to the full Board or individual directors, as appropriate. The Company’s independent directors have requested that certain items that are unrelated to the Board’s duties, such as spam, junk mail, mass mailings, solicitations, resumes and job inquiries, not be posted.
Communications that are intended specifically for the lead independent director, the independent directors or non-management directors should be sent to the address noted above, to the attention of the lead independent director.

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES
Employee directors do not receive any separate compensation for their Board activities. Non-employee directors receive the compensation described below.
The Company acknowledges that non-employee directors are required to spend a considerable amount of time studying, investigating and discussing company business, attending meetings, and otherwise making themselves and their expertise available to the Company. Therefore, in March 2007, the Board approved a compensation plan for non-employee directors solely for their service on the Board. Each year, non-employee directors shall receive an award of 10,000 shares of Company restricted stock to be given in the first quarter of each calendar year. Additionally, non-employee directors are paid: (1) $15,000 per year for service on the Audit Committee due to the complexity and technical nature of the assignment; (2) $5,000 per year for service on the Compensation Committee due to the sensitivity and research time necessary to complete the business of the committee; and (3) $5,000 per year for service on the Boards of any or all of the subsidiary companies of Arabian American Development Company.
In addition, the Company is authorized to pay its non-employee directors a fee of $200 for each Board meeting and $100 for each committee meeting which they attend, in addition to reimbursing them for expenses incurred in connection with their attendance. If non-employee directors are required to travel within or outside the United States to conduct Board Business, each will be paid $500 per day while traveling, in addition to travel expenses in accordance with the Board’s normal employee travel policy.
To be eligible for the compensation listed above, each non-employee director must be serving in full capacity as of the end of the Company’s fiscal year, and must have attended, either in person or by telephone, at least 75% of all called meetings of the Board.
COMMON STOCK OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, as of December 31, 2006, concerning beneficial ownership by:
(1)	Company directors and nominees, each of the named executive officers, and all individuals owning more than 5% of the Company’s outstanding Common Stock, set forth in the Summary Compensation Table on page 20; and

(2)	Current directors and Company executive officers as a group.
The information provided in the table is based on the Company’s records, information filed with the SEC and information provided to the Company, except where otherwise noted.
The number of shares beneficially owned by each entity or individual is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual has the right to acquire as of March 1, 2007 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.
BENEFICIAL OWNERSHIP TABLE

	Amount and Nature
	of Beneficial	Percent of
Name of Beneficial Owner	Ownership[1]	Class
Current Directors and Nominees:
Ghazi Sultan[3]	225,000	0.967%
Robert E. Kennedy	—	--
Ibrahim A. Al-Moneef	—	--

Current Director, Nominee and Named Executive Officer:
John A. Crichton	1,650	0.007%
Hatem El-Khalidi[2]	474,000	2.036%
Nicholas N. Carter	67,500	0.290%

All current directors and executive officers as a group (5 persons)[4]	768,150	3.300%

Individuals with beneficial ownership of more than 5% of outstanding Common Stock
Fahad Mohammed Saleh Al-Athel c/o Saudi Fal	3,612,268	15.518%
Mohammad Salem ben Mahfouz c/o National Commercial Bank	1,500,000	6.444%
Harb S. Al Zuhair	1,423,750	6.116%
Prince Talal Bin Abdul Aziz	1,272,680	5.467%
Notes to Beneficial Ownership Table

1	Unless otherwise indicated, to the knowledge of the Company, all shares are owned directly and the owner has sole voting and investment power.

2	Includes 400,000 shares which Mr. El-Khalidi has the right to acquire through the exercise of presently exercisable stock options. Excludes 385,000 shares owned by Ingrid El-Khalidi, Mr. El-Khalidi’s wife, and 443,000 shares owned by relatives of Hatem El-Khalidi.

3	Includes 100,000 shares which Mr. Sultan has the right to acquire through the exercise of presently exercisable stock options.

4	Includes 500,000 shares which certain directors and executive officers have the right to acquire through the exercise of stock or options or other rights exercisable presently or within 60 days. Excludes 385,000 shares owned by Ingrid El-Khalidi, the wife of Hatem El-Khalidi, the President, Chief Exectuive Officer and a director of the company, and 443,000 shares owned by relatives of Hatem El-Kahlidi.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act, requires our directors, executive officers and holders of more than 10% of Company common stock to file reports with the SEC regarding their ownership and changes in ownership of our securities. The Company believes that, during fiscal 2006, its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon examination of the copies of Forms 3, 4, and 5, and amendments thereto, provided to the Company and the written representations of its directors, executive officers and 10% stockholders.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The Company’s compensation programs are designed to attract and retain qualified individuals upon whom the sustained progress, growth, profitability, and value of the Company depend. It is the plan of the Board that through the Compensation Committee, the Company will develop and implement compensation policies, plans and programs to further these goals by rewarding its executives for positive financial performance. Company management provides recommendations regarding executive compensation to the Compensation Committee. We do not currently engage any consultant related to executive and/or director compensation matters.
Compensation Components
During fiscal 2006, executive compensation included base salary, annual cash and stock incentives, and benefits generally available to all employees.
Base Salary
The base salary of Mr. Carter has been subject to a standard cost of living increase annually over the past several years at the same rate as other Petrochemical segment employees. No other adjustments have been made. Mr. El-Khalidi’s remuneration has remained fixed at the current level for many years. The Compensation Committee reviews executive salaries annually and makes recommendations as to whether adjustments should be made.
Incentive Compensation
The Board has reviewed and acted upon the executive performance awards based upon the financial results for the years ended 2005 and 2006. Executive performance awards have been in the form of cash and stock. These awards have typically been awarded in the first quarter of each year and are based on the Company’s financial performance during the previous year. Beginning January 1, 2007, the Compensation Committee has assumed these responsibilities. The Compensation Committee has developed and recommended a formal incentive compensation program which is currently under consideration by the Board. Under the proposed program, the total award for calendar years 2007 and beyond will be based on the Company’s financial performance for the year ended as compared with the Company’s performance for 2005 (the “base year”). The award will be paid in the first quarter after financial results of the year ended are determined.
Stock Option Plan
The Company does not currently have a Stock Option plan in effect for executive officers. A previously adopted plan has not been used for several years and will need review and updating prior to activation, dependant upon Compensation Committee recommendation.
Other Compensation
There is no other compensation paid to executive officers other than benefits to be paid to Hatem El-Khalidi upon his future retirement as President of the Company. In March 2007, the Board approved a Retirement Awards Program for Mr. El-Khalidi to recognize his forty years of excellent service to the Company and to simply help him plan for retirement should he arrive at that decision sometime in the future. This Retirement Awards Program is within the standard practices typically afforded other former employees upon their retirement. Upon Mr. El-Khalidi’s retirement from the Company, he will be entitled to the following benefits: (1) $3,000 per calendar month paid promptly on the first day of each month for the remainder of his life; (2) Upon Mr. El-Khalidi’s death, the Company will pay his surviving spouse, Ingrid El-Khalidi, a sum of $2,000 per month due and payable on the first day of each calendar month for the remainder of her life; and (3) Mr. and Mrs. El-Khalidi may participate in the Company’s Employee Group Health Insurance Program, the premium for which shall be paid by the Company for the rest of their lives (but shall not apply to any other parties, whether dependents or otherwise).
Termination of Employment Payments
There were no termination payments paid to executive officers during 2006.
Tax Considerations
There are no tax considerations which affect the compensation of executives for the year 2006.
The following table discloses compensation received by the Company’s executive officers at the end of fiscal 2006 (collectively, the “named executive officers”) for each of the fiscal years ending December 31, 2006, 2005 and 2004.

SUMMARY COMPENSATION TABLE

					All
Name and				Stock	Other
Principal		Salary	Bonus	Awards	Compensation	Total
Position	Year	($)[1]	($)	($)	($)[2]	($)
Hatem El-Khalidi, President and Chief	2006	$72,000			$8,000	$80,000
Executive	2005	$72,000			$8,000	$80,000
Officer	2004	$72,000			$8,000	$80,000

Nicholas N. Carter,	2006	$163,044	$97,994	$30,000		$291,038
Secretary and Treasurer;	2005	$155,748	$45,705			$201,453
President, TOCCO	2004	$139,629	$10,680			$150,309
Notes to Summary Compensation Table

1	Includes $0, $11,957 and $28,591 in compensation for the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004, respectively, that was deferred at the election of Mr. El-Khalidi. All present deferred compensation owing to Mr. El-Khalidi aggregating $301,282 is considered, and future deferred compensation owing to Mr. El-Khalidi, if any will be considered payable to Mr. El-Khalidi on demand.

2	Includes $8,000 in termination benefits for each of the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004, respectively, that was accrued for Mr. El-Khalidi in accordance with Saudi Arabian employment laws. The total amount of accrued termination benefits due to Mr. El-Khalidi as of December 31, 2006 was $300,000.
The amount of Mr. El-Khalidi’s pay has been fixed over some period of time, and was deferred for many years, due to the insistence of Mr. El-Khalidi that the overhead expenses of the mining development operation be kept to a minimum until the project could be brought into operation.
In accordance with Saudi Arabian employment laws, the Company is required to accrue termination benefits for Mr. El-Khalidi. The amount accrued for the benefit of Mr. El-Khalidi meets the criteria of one month’s pay per year of service called for in the statute Accrued benefits are payable upon termination of employment. The Company has engaged in other transactions and entered into other arrangements, directly or indirectly, with its officers and directors, the primary purpose of which was to provide additional compensation to such persons. See the “Certain Relationships and Related Transactions” section below for more information.
The Company is authorized to pay its non-employee directors a fee of $200 for each Board meeting and $100 for each committee meeting which they attend, in addition to reimbursing them for expenses incurred in connection with their attendance. No compensation or expense was paid in relation to Board activities during 2006, other than the compensation paid to Mr. Sultan described above. During 2006, a stock award of 100,000 shares and stock options for an additional 100,000 shares of Company stock were granted to Ghazi Sultan for his many years of service as a director.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Equity
Incentive
Plan
								Equity	Awards:
								Incentive	Market
								Plan	or
							Market	Awards:	Payout
			Equity				Value	Number	Value
			Incentive				of	of	of
			Plan			Number	Shares	Unearned	Unearned
			Awards:			of	or	Shares,	Shares,
	Number	Number	Number			Shares	Units	Units or	Units or
	of	of	of			or	of	Other	Other
	Securities	Securities	Securities			Units	Stock	Rights	Rights
	Underlying	Underlying	Underlying			of Stock	That	That	That
	Unexercised	Unexercised	Unexercised	Option		That Have	Have	Have	Have
	Options	Options	Unearned	Exercise	Option	Not	Not	Not	Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
Hatem El-Khalidi	400,000	—	—	$1.00	Undetermined	—	—	—	—
Ghazi Sultan	100,000	—	—	$2.00	08/27/2009	—	—	—	—
DIRECTOR COMPENSATION

Change in
Pension Value
	Fees				and
	Earned			Non-Equity	Nonqualified
	or Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	Earnings	($)	($)
Ghazi Sultan	—	$300,000	$229,000	—	—	—	$529,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Company directly owns approximately 55% of the outstanding capital stock of Pioche-Ely Valley Mines, Inc. (“Pioche”). Mr. John A. Crichton is currently a director and President of Pioche, and Mr. Hatem El-Khalidi is currently a director and Executive Vice President of Pioche. Mr. Nick Carter was elected to the Board of Pioche in November 2006, and appointed Vice President at that time. The Company is providing the funds necessary to cover the Pioche operations. During 2006 and 2005, the Company made payments of approximately $37,700 and $17,500, respectively, for such purposes. As of December 31, 2006, Pioche owed the Company $152,324 as a result of advances made by the Company. The indebtedness bears no interest.
Pursuant to a sharing arrangement, the Company and its subsidiaries share personnel, office space and other overhead expenses in Dallas, Texas with Mr. John A. Crichton, Chairman of the Board of the Company. Monthly rental on the office space is approximately $1,600. In 2005 the sharing arrangement was discontinued, and the Company elected to pay all office expenses incurred.
During 2006, South Hampton incurred product transportation costs of approximately $606,000 with Silsbee Trading and Transportation Corp. (“STTC”), a private trucking and transportation carrier in which Nicholas N. Carter, the President of TOCCO, had a 100% equity interest. Pursuant to a lease agreement, South Hampton leases transportation equipment from STTC. Lease payments at the beginning of 2006 were approximately $48,600 per month and were raised to approximately $52,100 per month as new and additional tractors and trailers were added to the fleet throughout the year. With the increase in volume of the products produced with the new expansion of the facility which is currently underway, additional transportation equipment is expected to be required. Under the lease arrangement, STTC provides the transportation equipment and all normal maintenance on such equipment and South Hampton provides the drivers, fuel, management of transportation operations and insurance on the transportation equipment. Approximately 95% of STTC’s income will be derived from such lease arrangement. The lease agreement operated on a month-to-month basis until January 1, 2004, when a new five year agreement was signed. The transportation company also entered into a capital lease with South Hampton for acquisition of a motorized man lift. At the end of the five year lease period, title to the man lift will be transferred to South Hampton for a final payment of one dollar.
OTHER BUSINESS
As of the date of this Proxy Statement’s printing, we do not intend to submit any matters to the meeting other than those set forth herein, and we know of no additional matters that will be presented by other. However, if any other business should come before the meeting, the persons named in the enclosed proxy card have discretionary authority to vote your shares with respect to such matters in accordance with their best judgment.
By order of the Board of Directors.
Nicholas N. Carter
Secretary

APPENDIX A
ARABIAN AMERICAN DEVELOPMENT COMPANY
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
(Adopted February 13, 2004)
General
The Board of Directors (“Board”) of Arabian American Development Company (the “Company”) has established a committee of the Board known as the Audit Committee (the “Audit Committee”). The purpose of this Amended and Restated Audit Committee Charter (the “Charter”) is to specify the governance and the powers and responsibilities of the Audit Committee.
Audit Committee’s Purpose
The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the compliance by the Company with legal and regulatory requirements, (4) the Company’s accounting and financial reporting processes and audits of the Company’s financial statements and (5) related party transactions.
The Audit Committee shall prepare or cause the preparation of the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.
Audit Committee Membership
The Audit Committee shall consist of no fewer than two members. All members of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the rules and regulations of the Commission. All members of the Audit Committee shall be “financially literate” and have a working familiarity with basic finance and accounting practices. The Chairperson and members of the Audit Committee shall be appointed by the Board, and shall serve for a period of one year or until such time as his or her successor has been duly named or until such member’s earlier resignation, death or removal. Audit Committee members may be removed (with or without a cause) and replaced by the Board.
Meetings
The Audit Committee shall meet as often as it determines is necessary to carry out its duties and responsibilities. A quorum of the Audit Committee will consist of at least 50% of the members of the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.
The Chairperson of the Audit Committee shall designate a person who need not be a member thereof to act as Secretary and minutes of its proceedings shall be kept in minute books provided

1

for that purpose. The agenda of each meeting will be prepared by the Secretary of the Company and, whenever reasonably practicable, circulated to each member prior to each meeting.
Committee Authority and Responsibilities
The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be solely and directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and shall have sole power to approve all audit engagement fees and terms. The independent auditor shall report directly to the Audit Committee.
The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.
The Audit Committee shall have the authority without prior Board approval, to the extent it deems necessary or appropriate, to retain (and approve compensation of) independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report, for payment of compensation to any advisors employed by the Audit Committee and for payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
The Audit Committee, to the extent it deems necessary or appropriate, shall also:
1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.
2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.
3.	Discuss with management and the independent auditor (and review any related analysis prepared by management and/or the independent auditor) significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes, or alternatives considered, in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

2

4. Review and discuss quarterly reports from the independent auditors on:
(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
5.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

6.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

7.	Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls. Review and discuss any significant changes in internal controls with the Chief Financial Officer and Chief Executive Officer.

8.	Review and evaluate the lead partner of the independent auditor team.

9.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance, objectivity and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s objectivity and independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

10.	Ensure the rotation of the audit partners as required by applicable laws and regulations.

11.	Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

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12.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

13.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (relating to illegal acts) has not been implicated.

14.	Obtain reports from management and the independent auditor that the Company and its affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Ethics. Review reports and disclosures of insider and related party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics.

15.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

16.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

17.	Discuss with the Company’s outside counsel, to the extent deemed appropriate, legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

18.	Review and, if appropriate, approve all related party transactions.
Limitation of Audit Committee’s Role
While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to (i) plan or conduct audits or (ii) determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations or fairly present the Company’s financial condition, results of operations and cash flow. These are the responsibilities of management and/or the independent auditor. Further, management is responsible for implementing adequate internal accounting and disclosure controls and procedures and for preparing the Company’s financial statements.

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APPENDIX B
Arabian American Development Company Board of Directors
Compensation Committee Charter
(Adopted April 26, 2007)
I.	Purpose
     The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Arabian American Development Company (“Arabian American”) is:
     1. To discharge the responsibilities of the Board relating to compensation of Arabian American’s executives and directors;
     2. To prepare the report required by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”) to be included in Arabian American’s annual proxy statement;
     3. To provide general oversight of Arabian American’s compensation structure including equity compensation plans and benefits programs; and
     4. To perform such other duties and responsibilities as are enumerated in and consistent with this charter.
II.	Membership
     1. Membership and Appointment. The Committee will consist of two (2) directors, or such greater number of directors as the Board appoints.
     2. Qualifications; Independence. Each director on the Committee will have such qualifications as the Board determines. In addition, each director on the Committee will be independent within the meaning of applicable laws or listing standards, as the Board determines. In addition, members of the Committee will qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), as “independent directors” for the purposes of the NASDAQ listing standards, and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code.
     3. Removal. The entire Committee or any individual director on the Committee may be removed with or without cause by the affirmative vote of a majority of the Board upon the recommendation of the Nominating and Governance Committee.
     4. Chairman. The Board may designate a Chairman of the Committee (the “Chairman”). In the absence of such designation, the Committee may designate the Chairman by majority vote of the Committee. From time to time the Chairman may establish such other rules as are necessary and proper for the conduct of the business of the Committee.

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III.	Procedures
     1. Number of Meetings. The Committee will convene at least four times each year, with additional meetings as appropriate.
     2. Agenda. The Chairman will establish the agenda, with input from management, staff and other directors on the Committee and the Board as appropriate.
     3. Executive Sessions. As appropriate, the Committee may meet in executive sessions.
     4. Delegation of Authority.
     a. The Committee may create a subcommittee of the Committee consisting of one or more directors on the Committee and may delegate any of its duties and responsibilities to such subcommittee, unless otherwise prohibited by applicable laws or listing standards.
     b. The Committee may delegate any of its duties and responsibilities, including the administration of equity incentive or employee benefit plans, to one or more directors on the Committee, another director or other persons, unless otherwise prohibited by applicable laws or listing standards.
     c. Any subcommittee, director or other person will provide a written or oral report to the Committee regarding any activities undertaken pursuant to such delegation.
     d. The Committee may terminate any such subcommittee and revoke any such delegation at any time.
     5. Authority to Retain Advisors. In the course of its duties, the Committee will have sole authority, at Arabian American’s expense, to engage and terminate outside compensation consultants, counsel, and other experts and advisors as the Committee deems advisable, with respect to the evaluation of director, Chief Executive Officer (“CEO”) or executive compensation or other matters, including the sole authority to approve the consultant or advisor’s fees and other retention terms.
     6. Charter Review. The Committee annually will review and reassess the adequacy of this charter and will submit any recommended changes to the charter to the Nominating and Governance Committee and the Board for approval.
     7. Performance Review. The Committee annually will undertake an evaluation assessing its performance with respect to its purposes and its duties and tasks set forth in this charter, and will report the results of such evaluation to the Nominating and Governance Committee and the Board.

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     8. Reporting to the Board. The Committee will report regularly to the Board with respect to the Committee’s activities. As a matter of practice, the Committee expects to discuss with the Board significant matters, such as material changes to executive officer (within the meaning of Section 16 of the 1934 Act, as amended (“Section 16 Executive Officer”)) compensation and severance arrangements, and other significant matters.
IV.	Responsibilities
     The following responsibilities of the Committee are set forth as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable laws and listing standards.
     1. Evaluate Human Resources and Compensation Strategies. The Committee will oversee and evaluate Arabian American’s overall human resources and compensation structure, policies and programs, and assess whether these establish appropriate incentives and leadership development opportunities for management and other employees.
     2. Oversee Executive Succession Planning and Leadership Development. The Committee will review senior management selection and oversee executive succession planning. As part of this process, the Committee will review the leadership development process for senior management positions. The Committee also will review compensation, incentive and other programs to promote such development.
     3. Conduct Executive Performance Review and Set Executive Compensation. The Committee will review and approve corporate goals and objectives relevant to the compensation of the CEO of Arabian American, evaluate the performance of the CEO in light of those goals and objectives and approve the CEO’s annual compensation level, including salary, bonus, stock options, other stock incentive awards and long-term cash incentive awards, based on this evaluation. The Committee will also review and approve the annual compensation levels of other Section 16 Executive Officers, including salaries, bonuses, stock options, other stock incentive awards and long-term cash incentive awards, and evaluate the performance of the other Section 16 Executive Officers. In addition, the Committee, in its discretion, may review and act upon management proposals to designate key employees to receive stock options and stock or other bonuses.
     4. Approve Severance Arrangements and Other Applicable Agreements. The Committee will review and approve severance arrangements for the CEO and other Section 16 Executive Officers, including change-in-control provisions, plans or agreements, and, to the extent that any such agreements are entered into, employment agreements for the CEO and other Section 16 Executive Officers.
     5. External Reporting of Compensation Matters. The Committee will prepare the report required by the proxy rules of the SEC to be included in Arabian American’s annual proxy statement.

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     6. Oversight of Equity-Based and Incentive Compensation Plans. The Committee will supervise and administer Arabian American’s incentive compensation and equity-based plans and may approve, amend, modify, interpret or ratify the terms of, or terminate, any such plan to the extent that such action does not require shareholder approval; make recommendations to the Board with respect to incentive- compensation plans and equity-based plans as appropriate; provide for accelerated vesting of options, foreign stock appreciation rights (“FSARs”), stock appreciation rights (“SARs”) and restricted stock and units, and determine the post-termination exercise periods for such awards, in connection with divestitures or otherwise; and delegate certain of such functions to the extent set forth herein.
     7. Oversight of Employee Benefit Plans. The Committee will monitor the effectiveness of non-equity based benefit plan offerings, in particular benefit plan offerings and perquisites pertaining to Section 16 Executive Officers, and approve any material new employee benefit plan or change to an existing plan that creates a material financial commitment by Arabian American. In its discretion, the Committee may otherwise approve, amend, modify, ratify or interpret the terms of, or terminate, any non-equity based benefit plan or delegate such authority to the extent set forth herein.
     8. Monitor Workforce Management Programs. The Committee will monitor the effectiveness of workforce management programs that are global in scope, including global restructuring programs. The Committee also will periodically review reports in order to monitor workforce diversity and equal employment opportunity issues.
     9. Set Director Compensation. The Committee will establish compensation policies and practices for directors for service on the Board and its committees. The Committee will recommend to the Board and regularly review the appropriate level of director compensation.
     10. Monitor Director and Executive Stock Ownership. The Committee will develop and monitor compliance by Section 16 Executive Officers and directors with Arabian American’s stock ownership guidelines and periodically review such guidelines.

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APPENDIX C
Arabian American Development Company Board of Directors
Nominating Committee Charter
(Adopted April 26, 2007)
I.	Purpose
     The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Arabian American Development Company (“Arabian American”) is:
     1. To recommend to the Board candidates to be nominated for election as directors by shareholders at Arabian American’s annual meeting, consistent with the operating requirements of Arabian American and other considerations the Committee deems appropriate, as approved by the Board;
     2. To perform such other duties and responsibilities as are enumerated in and consistent with this charter.
II.	Membership
     1. Membership and Appointment. The Committee consists of such number of directors as the Board appoints, but must consist of at least two directors.
     2. Qualifications; Independence. Each director on the Committee will have such qualifications as the Board determines. In addition, each director on the Committee must be independent within the meaning of applicable laws or listing standards, as the Board determines.
     3. Removal. The entire Committee or any individual director on the Committee may be removed from office with or without cause by the affirmative vote of a majority of the Board.
     4. Chairman. The Board may designate a Chairman of the Committee. In the absence of such designation, the Committee may designate the Chairman of the Committee by majority vote of the Committee. From time to time, the Chairman of the Committee may establish such other rules as are necessary and proper for the conduct of the business of the Committee.
III.	Procedures
     1. Number of Meetings. The Committee convenes at least four times each year, with additional meetings as appropriate.
     2. Agenda. The Chairman of the Committee establishes its agenda, with input from management, staff, the lead independent director and other directors on the Committee and the Board as appropriate.

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     3. Executive Sessions. As appropriate, the Committee may meet in executive sessions.
     4. Delegation of Authority.
     a. The Committee may create a subcommittee of the Committee consisting of one or more directors on the Committee and may delegate any of its duties and responsibilities to such subcommittee, unless otherwise prohibited by applicable laws or listing standards.
     b. The Committee may delegate any of its duties and responsibilities to one or more directors on the Committee, another director or other persons, unless otherwise prohibited by applicable laws or listing standards.
     c. Any subcommittee, director or other person will provide a written or oral report to the Committee regarding any activities undertaken pursuant to such delegation.
     d. The Committee may terminate any such subcommittee and revoke any such delegation at any time.
     5. Authority to Retain Advisors. In the course of its duties, the Committee has sole authority, at Arabian American’s expense, to engage and terminate consultants or search firms, as the Committee deems advisable, to identify director candidates, including the sole authority to approve the consultant or search firm’s fees and other retention terms. The Committee also has the sole authority, at Arabian American’s expense, to engage and terminate other advisors as the Committee deems appropriate to carry out its duties, including the sole authority to approve such other advisor’s fees and any other retention terms.
     6. Charter Review. The Committee annually reviews and reassesses the adequacy of this charter and submits any recommended changes to the charter to the Board for approval.
     7. Performance Review. The Committee annually undertakes an evaluation assessing its performance with respect to its purposes and its duties and tasks set forth in this charter, and reports the results of such evaluation to the Board.
     8. Reporting to the Board. The Committee reports regularly to the Board with respect to the Committee’s activities.
IV.	Roles and Responsibilities
     1. Board and Committee Composition. The Committee has the following responsibilities related to the composition of the Board and committees of the Board:
          a. Annually, with input from the Chief Executive Officer and the Chairman of the Board (the “CEO/Chairman”), the Committee assesses the size and composition of the Board in light of the operating requirements of Arabian American and

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other considerations the Committee deems appropriate, as approved by the Board, and makes recommendations to the Board with respect to candidates for election as directors by shareholders at Arabian American’s annual meeting.
     b. The Committee works with the CEO/Chairman in identifying and recruiting new directors and considers candidates proposed by shareholders as part of this process.
     c. The Committee recommends to the Board the assignment of directors to committees of the Board to ensure that committee membership complies with the requirements of applicable laws and listing standards. Such recommendations take into account the experience, availability and preferences of the directors, as well as input from the lead independent director and the CEO/Chairman.
     d. The Committee conducts a preliminary review of director independence and the financial literacy and expertise of Audit Committee members and nominees who may be asked to serve on the Audit Committee, and makes recommendations to the Board relating to such matters.
     e. With input from the CEO/Chairman, the Committee is responsible for and oversees the orientation program Arabian American provides to new directors and makes recommendations regarding continuing education programs for directors, which may relate to corporate governance, trends in Arabian American’s industries or other appropriate topics.
     5. Outside Directorships. The Committee reviews and approves, as appropriate, any requests from Section 16 executive officers, as defined in the Securities Exchange Act of 1934, as amended (“Section 16 Executive Officers”), to stand for election to any outside for-profit boards of directors.
     6. Shareholder Proposals. The Committee reviews shareholder proposals in conjunction with the CEO/Chairman and recommends Board responses.
     7. Board, Committee and Management Evaluations. The Committee oversees the annual self-evaluation of the Board and its committees. The Committee also ensures that an annual evaluation of the CEO is conducted by the lead independent director, in conjunction with the HR and Compensation Committee, with input from all Board members. The Committee also evaluates senior management in coordination with the Compensation Committee.
     8. Requests for Permissive Indemnification. The Committee reviews claims for permissive indemnification under Article VI of Arabian American’s Bylaws, provided that the Committee may delegate to such employee or employees of Arabian American as it deems appropriate such claims that:
     a. are in the ordinary course of business;

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     b. do not involve a material financial commitment by Arabian American; and
     c. do not involve Section 16 Executive Officers or directors.
     Such employee or employees will report to the Committee on any activities pursuant to such delegation.
     9. General. The Committee performs such other duties and carry out such responsibilities as are consistent with the purpose of the Committee and as the Board or the Committee deems appropriate.

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Proxy — ARABIAN AMERICAN DEVELOPMENT COMPANY

Proxy Solicited by Board of Directors for Annual Meeting — June 13, 2007
Nicholas N. Carter and Robert E. Kennedy, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Arabian American Development Company to be held on June 13, 2007 at 9:00 A.M. C.D.T. or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1 and FOR Proposal 2.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side.)